Other Liabilities, Provisions and Contingencies	6 Months Ended
Jun. 30, 2019
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Other Liabilities, Provisions and Contingencies

Note 21. Other Liabilities, Provisions and Contingencies

As of June 30, 2019 and December 31, 2018, Company’s provisions, other non-current liabilities and other current and non-current financial liabilities are Ps. 32,676 and Ps. 22,693, respectively.

In respect to contingencies, the Company has various loss contingencies and has recorded reserves as other liabilities for those legal proceedings for which it believes an unfavorable resolution is probable. Most of these contingencies are the result of the Company’s business acquisitions. The following table presents the nature and amount of the contingencies recorded as of June 30, 2019 and December 31, 2018:

	June 30, 2019		December 31,2018
Indirect taxes	Ps.	5,403	Ps.	5,421
Labor		1,192		2,601
Legal		3,161		1,906

Total	Ps.	9,756	Ps.	9,928

While provision for all claims has already been made, the actual outcome of the disputes and the timing of the resolution cannot be estimated by the Company at this time.

The Company has entered into several proceedings with its labor unions, tax authorities and other parties that primarily involve Coca-Cola FEMSA and its subsidiaries. These proceedings have resulted in the ordinary course of business and are common to the industry in which the Company operates. The aggregate amount being claimed against the Company resulting from such proceedings as of June 30, 2019 is Ps. 54,590. Such contingencies were classified by legal counsel as less than probable but more than remote of being settled against the Company. However, the Company believes that the ultimate resolution of such several proceedings will not have a material effect on its consolidated financial position or result of operations.

Included in this amount Coca-Cola FEMSA has tax contingencies, most of which are related to its Brazilian operations, amounting to approximately Ps. 52,371, with loss expectations assessed by management and supported by the analysis of legal counsel consider as possible. Among these possible contingencies, are Ps. 10,399 in various tax disputes related primarily to credits for ICMS (“VAT”) and Ps. 34,977 related to tax credits of “IPI” over raw materials acquired from Free Trade Zone Manaus. Possible claims also include Ps. 3,671 related to compensation of federal taxes not approved by the IRS (Tax authorities) and Ps. 3,324 related to the requirement by the Tax Authorities of State of São Paulo for ICMS (“VAT”), interest and penalty due to the alleged underpayment of tax arrears for the period 1994-1996. Coca-Cola FEMSA is defending its position in these matters and final decision is pending in court. In addition, the Company has Ps. 9,531 in unsettled indirect tax contingencies regarding indemnification accorded with Heineken Group over FEMSA Cerveza. These matters are related to different Brazilian federal taxes which are pending final decision.

In recent years in its Mexican and Brazilian territories, Coca-Cola FEMSA has been requested to present certain information regarding possible monopolistic practices. These requests are commonly generated in the ordinary course of business in the soft drink industry where this subsidiary operates. The Company does not expect any material liability to arise from these contingencies.

As is customary in Brazil, Coca-Cola FEMSA has been required by the tax authorities there to collateralize tax contingencies currently in litigation amounting to Ps. 9,531 and Ps. 7,739, as of June 30, 2019 and December 31, 2018, respectively, by pledging fixed assets and entering into available lines of credit covering the contingencies.